June 7, 2012

BNY MELLON FUNDS TRUST

-BNY Mellon Corporate Bond Fund

Supplement to Prospectus
dated February 14, 2012

The following information supplements and supersedes any contrary information contained in the section of the Fund's Prospectus entitled "Fund Details - Goal and Approach":

Effective on or about August 27, 2012, the fund will consider investments in U.S. dollar-denominated bonds issued by foreign corporations as part of the fund's investment policy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds.  The remainder of the fund's assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate and government bonds denominated in foreign currencies, municipal bonds and commercial paper and other money market instruments.

June 7, 2012

BNY MELLON FUNDS TRUST

-BNY Mellon Corporate Bond Fund

Supplement to Statement of Additional Information
dated February 14, 2012

The following information supplements and supersedes any contrary information contained in the section of the Fund's Statement of Additional Information entitled "The Fund's Investments, Related Risks and Limitations - Certain Portfolio Securities - Commercial Paper":

Effective on or about August 27, 2012, the commercial paper purchased by the Fund will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-3 by Moody's, A-3 by S&P, or F3 by Fitch; (b) issued by companies having an outstanding unsecured debt issue currently rated at least Baa by Moody's, or BBB- by S&P or by Fitch; or (c) if unrated, determined by the Investment Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.